Exhibit 99.4

DISCLOSURE STATEMENT 2011 2012 2013 2014 2015 This presentation and other CHS Inc. publicly available presentations contain, and CHS officers and representatives may from time to time make, “forward–looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Report Act of 1995. Forward–looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward–looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on CHS current beliefs, expectations and assumptions regarding the future of its businesses, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward–looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of CHS control. CHS actual results and financial condition may differ materially from those indicated in the forward–looking statements. Therefore, you should not rely on any of these forward–looking statements. Important factors that could cause CHS actual results and financial condition to differ materially from those indicated in the forward–looking statements are discussed or identified in CHS public filings made with the U.S. Securities and Exchange Commission, including in the "Risk Factors" discussion in Item 1A of CHS Annual Report on Form 10–K for the fiscal year ended August 31, 2016. Any forward–looking statements made by CHS in this presentation are based only on information currently available to CHS and speak only as of the date on which the statement is made. CHS undertakes no obligation to publicly update any forward–looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

TIM SKIDMORE Chief Financial Officer

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pride in ownership finances

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challenging year finances 2016

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finances CHS net income in millions 2012 2013 2014 2015 2016 $1,260.6 $992.4 $1,081.4 $781.0 $424.2

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finances revenues in billions 2012 2013 2014 2015 2016 $40.6 $44.5 $42.7 $34.6 $30.3

finances pre-tax earnings $275.4 million energy segment

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finances pre-tax earnings $30.9 million ag segment

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2016 an overview Energy Ag Nitrogen Production Foods Corporate and Other Taxes Noncontrolling Interests $275 31 34 65 15 4 0 $424 2016 2015 $ in millions $538 150 0 63 17 12 1 $781 consolidated earnings

$ finances $516 million cash returns 2016

$ finances cash returns 2016 in millions Cash Patronage Equity Redemptions - Cash Equity Redemptions - Preferred Stock Preferred Stock Dividends $252 24 77 163 $516

$ finances $337 million cash returns 2017 estimated

$ finances cash returns 2017 in millions Cash Patronage Equity Redemptions Preferred Stock Dividends $112 58 167 $337 estimated

$ finances preliminary 2016 wholesale patronage rates bulk fertilizer specialty $3.63 gallons bushels tons refined fuels premium diesel 3¢ 5¢ spring wheat soybeans corn 3¢ 1¢ 1¢ $10.63

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finances funded debt-to-equity ratio 32%

finances debt-to-cash flow 2016 – 2.37 CHS guardrail – 2.35

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STRENGTH

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habit #1 be proactive finances

habit #2 begin with the end in mind finances

habit #3 put first things first finances

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DISCLOSURE STATEMENT

TIM SKIDMORE

Chief Financial Officer

THE ESSENTIALS

2016 CHS ANNUAL MEETING

THE ESSENTIALS

2016 CHS ANNUAL MEETING




CHS






Venture Foods


CHS


CHS
CHS




CHS





pride in ownership

finances




CHS
Andy
CHS


mfs
CHS


ALLEGIANT
CHS


challenging year
2016
finances




Blueline
PROPANE
1075
WESTMOR


CHS net income in millions
$1,260.6
$992.4
$1,081.4
$781.0
$424.2
2012
2013
2014
2015
2016
finances


POLAR
CHS
CHS


revenues
in billions
$40.6
$44.5
$42.7
$34.6
$30.3
2012
2013
2014
2015
2016
finances

energy segment

pre-tax earnings
$275.4 million

finances





finances

ag segment

pre-tax earnings
$30.9 million
















91
87
2
CENEX


30
FLEX-FUEL
30% ethanol for
flex-fuel vehicles


consolidated earnings

$ in millions

	2016	2015
Energy	$275	$538
Ag	31	150
Nitrogen Production	34	0
Foods	65	63
Corporate and Other	15	17
Taxes	4	12
Noncontrolling Interests	0	1
	$424	**$781**

an overview

2016

cash returns 2016

$516 million

finances

cash returns 2016

in millions

Cash Patronage	$252
Equity Redemptions - Cash	24
Equity Redemptions - Preferred Stock	77
Preferred Stock Dividends	163
	$516

finances

estimated
cash returns 2017

$337 million

finances

estimated
cash returns 2017
in millions

Cash Patronage	$112
Equity Redemptions	58
Preferred Stock Dividends	167
	$337

finances

preliminary 2016 wholesale patronage rates

gallons	
refined fuels	3¢
premium diesel	5¢

bushels	
spring wheat	3¢
soybeans	1¢
corn	1¢

tons	
bulk fertilizer	$3.63
specialty	$10.63

finances


ANHYDROUS
1005
AMMONIA
RIVER COUNTRY
Rubbermaid


314UKS



funded
debt-to-equity
ratio

32%

finances

finances

debt-to-cash flow

2016 – 2.37

CHS guardrail – 2.35






STRENGTH


OVER
THE 7 HABITS OF
HIGHLY
EFFECTIVE
PEOPLE
With a New Foreword and Afterword by the Author
Powerful Lessons in Personal Change
"A wonderful book that could change your life."
—Tom Peters, bestselling author of In Search of Excellence
Stephen R. Cove


HABIT 1
BE PROACTIVE
Interdependence
Synergize
6
Seek First to Understand... Then to be Understood
5
PUBLIC VICTORY
Think Win/Win
4
Independence
Put First Things First
3
PRIVATE VICTORY
Begin with the End in Mind
2
1
Be Proactive
Dependence
7 Sharpen the Saw
We can be...

habit #1

be proactive

finances

habit #2

begin with the end in mind

finances

habit #3

put first things first

finances